UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 27, 2014

BROOKFIELD DTLA FUND OFFICE

TRUST INVESTOR INC.

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-36135 (Commission File Number)	04-2616226 (IRS Employer Identification Number)

250 Vesey Street, 15th Floor, New York, New York 10281

(Address of principal executive offices) (Zip Code)

(Registrant’s telephone number, including area code)

(212) 417-7000

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 27, 2014, Mitchell E. Rudin resigned from his position as Chairman of the Board of Directors (the “Board”), President and Chief Executive Officer, U.S. Commercial Operations, of Brookfield DTLA Fund Office Trust Investor Inc. (the “Company”). Mr. Rudin’s resignation was not due to any disagreement between Mr. Rudin and the Company on any matters relating to the Company’s operations or financial practices and policies.

On August 11, 2014, Michelle L. Campbell was elected by the remaining directors serving on the Board to fill the vacancy on the Board created by Mr. Rudin’s resignation, and Ms. Campbell shall hold office until the next annual election of directors and until a successor is elected and qualified (or her earlier resignation or removal). The Board elected Ms. Campbell as a director based on, among other factors, her knowledge of the Company and her experience in legal matters and commercial real estate. Ms. Campbell was not, and as of the date of this Current Report is not expected to be, named to any committees of the Board. Ms. Campbell will continue in her capacity as Vice President and Secretary of the Company. Ms. Campbell, age 43 and Canadian citizen, has served as Vice President, Secretary of the Company since April 2013 and has served as Vice President, Compliance and Secretary of BOP Management Inc. (“BOP”) and Brookfield Office Properties Inc. (“BPO”) since 2007. BPO is the Company’s ultimate parent and, through its subsidiary Brookfield DTLA Holdings LLC (“DTLA Holdings”), BPO manages the Company’s operations and activities, and it, together with the Board and officers, makes decisions on the Company’s behalf. BOP, an affiliate of BPO, is affiliated with the Company because certain subsidiaries of the Company have entered into arrangements with BOP, pursuant to which BOP provides property management and various other services to the Company.

Also on August 11, 2014, the Board appointed Paul L. Schulman as Chairman of the Board and President of the Company, effective August 11, 2014. The Board appointed Mr. Schulman as Chairman of the Board based on, among other factors, his knowledge of the Company, leadership capabilities and his experience in commercial real estate. Mr. Schulman will continue in his capacity as Chief Operating Officer, U.S. Commercial Operations of the Company. Mr. Schulman, age 46 and U.S. citizen, has served on the Board since November 2013. Mr. Schulman was appointed Chief Operating Officer, U.S. Commercial Operations of BPO in 2009. As described above, BPO is affiliated with the Company. Prior to this position, Mr. Schulman served as Senior Vice President, Regional Head of the Washington, DC Region for BPO. He joined Trizec Properties, Inc. (which was acquired by BPO) in 1998 as Portfolio Manager for the Washington, DC and northern Virginia portfolios.

Mr. Schulman and Ms. Campbell will continue to be compensated for their service on the Board pursuant to existing arrangements they have with the Company’s ultimate parent, BPO.

On August 14, 2014, the Company issued a press release announcing the aforementioned changes. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

This Current Report on Form 8−K with respect to Mr. Rudin’s resignation was inadvertently filed late. When the inadvertent lapse in filing was determined, the Company promptly filed this Current Report on Form 8−K.

Item 5.03. Amendment of Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 11, 2014, the Board adopted and approved the Second Amended and Restated Bylaws of the Company (the “Amended Bylaws”), effective as of August 11, 2014. The Amended Bylaws restate the Company’s Amended and Restated Bylaws in their entirety and were adopted to incorporate (i) advance notice provisions with respect to certain stockholder matters, including the procedural and other requirements which must be met in order for a stockholder to propose a nominee for election as a director of the Board or any other matter for consideration at a meeting of the stockholders of the Company and (ii) a forum selection clause.

The Amended Bylaws, among other things, incorporate notice provisions for stockholder business proposals and nominations of directors for stockholder meetings to (i) give stockholders time to submit business proposals or director nominations by implementing advance notice deadlines applicable to any annual or special meeting of stockholders of the Company, including (A) with respect to the first annual meeting of the Company’s stockholders to be held on October 17, 2014, as described below, which deadline is 10 days after the date of this filing, and (B) with respect to any subsequent annual meeting, 90 days before the first anniversary of the prior year’s date of mailing of the notice of the preceding year’s annual meeting, but no more than 120 days prior to such date, (ii) instruct a stockholder as to what type of disclosure the stockholder must include in its notice of a business proposal or director nomination. The Amended Bylaws also detail procedural requirements related to director nominations if the Board increases or decreases the size of the Board.

In addition, the Amended Bylaws add a forum selection clause, whereby the Company consents to and selects, among other things, the forum of the Circuit Court for Baltimore, Maryland for certain actions that may be brought by the Company’s stockholders against the Company, its directors, officers or other employees.

The foregoing summary of the Amended Bylaws is qualified in its entirety by reference to the full text of the Amended Bylaws which is filed as Exhibit 3.2 hereto and is incorporated herein by reference.

Item 5.08. Shareholder Director Nominations.

On August 11, 2014, the Board approved October 17, 2014 as the date for the Company’s 2014 annual meeting of stockholders (the “Annual Meeting”). The Board fixed the close of business on August 29, 2014 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. Stockholders wishing to nominate a director or propose matters to be considered at the Annual Meeting in the manner contemplated by the Amended Bylaws must submit timely notice thereof to the Company in order for such matters to be considered at the Annual Meeting. Because this is the Company’s first annual meeting, in accordance with Article II, Section 2.1(b) of the Amended Bylaws, to be timely, such notice must be delivered to the Secretary of the Company at the Company’s principal executive offices by August 25, 2014. Such proposals must also comply with all other requirements set forth in the Amended Bylaws and other applicable securities and other laws. The address of the Company’s principal executive offices is 250 Vesey Street, 15th Floor, New York, New York 10281.

Item 8.01. Other Information

On August 14, 2014, the Company issued a press release announcing the record date and meeting date for the Annual Meeting. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits:

The following exhibits are either filed or furnished with this Current Report on Form 8-K:

Exhibit No.	Exhibit Description
3.2	Second Amended and Restated Bylaws of Brookfield DTLA Fund Office Trust Investor Inc.
99.1	Press release, dated August 14, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROOKFIELD DTLA FUND OFFICE TRUST INVESTOR INC.
Dated: As of August 14, 2014	By: /s/ Michelle L. Campbell Name: Michelle L. Campbell Title: Vice President, Counsel Secretary